                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                   FORM 8-K/A

                                 AMENDMENT NO. 2
                                       TO
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                   May 1, 2000

                                PERFICIENT, INC.
               (Exact name of Registrant as specified in Charter)


         Delaware                      001-15169                  74-2853258
  -------------------------           ------------              ---------------
  (State or other Juris-              (Commission               (IRS Employer
  diction of Incorporation)           File Number)               Identification
                                                                 No.)


  7600-B North Capital of Texas Highway
                Suite 340
              Austin, Texas                                            78731
 ----------------------------------------                              -----
 (Address of Principal Executive Offices)                            (Zip Code)


       Registrant's telephone number, including area code: (512) 531-6000


                                 Not Applicable
                 --------------------------------------------
         (Former Name and Former Address, if Changed Since Last Report)

                                PERFICIENT, INC.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         This Form 8-K/A amends and supplements the Form 8-K dated May 1, 2000 filed with the Securities and Exchange Commission on May 16, 2000 relating to the acquisition by Perficient, Inc. ("Perficient") of Compete Inc. ("Compete") (the "Merger") and Amendment No 1 to Form 8-K filed with the Securities and Exchange Commission on Form 8-K/A on June 23, 2000. This Form 8-K/A serves to amend certain pro forma financial information referred to in Item 7 of the form.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (b)      PRO FORMA FINANCIAL INFORMATION.

         The following unaudited pro forma data gives effect to the Merger as if all such transactions had been consummated on March 31, 2000 in the case of balance sheet data and January 1, 2000 with respect to statement of operations data. The pro forma information gives effect to the Merger under the purchase method of accounting using the assumptions and adjustments described in the accompanying notes to the pro forma combined condensed financial statements.

         The pro forma combined condensed financial statements are based on the historical financial statements of Perficient and Compete and their related notes thereto. These pro forma statements are presented for informational purposes only and may not necessarily be indicative of the results that actually would have occurred had the Merger been consummated at the dates indicated, nor are they necessarily indicative of future operating results or financial position.

                                          PERFICIENT INC
                       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                        As of March 31, 2000



                                                 Perficient          Compete         Adjustments             Pro Forma
                                              -----------------  ----------------  ----------------      -----------------
Assets
    Current assets:
      Cash                                          $ 9,615,112        $  109,287                              $ 5,691,449
                                                                                        $(3,500,000) (a)
                                                                                           (332,950) (b)
                                                                                           (200,000) (c)
      Accounts receivable, net                        1,454,992         1,683,457                --              3,138,449
      Other assets                                       26,321            22,803                --                 49,124
                                              ----------------------------------------------------------------------------
    Total current assets                             11,096,425         1,815,547        (4,032,950)             8,879,022
    Property and equipment                              322,448           572,550          (331,629) (d)           563,369
    Accumulated depreciation                            (53,869)         (331,629)          331,629  (e)           (53,869)
    Goodwill                                          2,332,471            90,000        54,461,713  (f)        56,841,684
                                                                               --           (90,000) (g)
                                                                               --            47,500  (h)
    Accumulated amortization                           (194,362)          (42,500)           42,500  (i)          (194,362)
    Notes receivable - officer                                                 --                --
    Federal/State Income Tax Receivable                  10,916                --                --                 10,916
    Other assets                                        373,700            18,669                --                392,369
                                              ----------------------------------------------------------------------------
Total assets                                        $13,887,729        $2,122,637       $50,428,763            $66,439,129
                                              ============================================================================

Liabilities and stockholders' equity
    Liabilities
    Current liabilities:
      Accounts payable                              $   292,167        $  563,388       $        --            $   855,555
      Short term borrowings                                               606,920         2,419,690  (j)         3,134,420
                                                                               --           107,810  (k)
      Other current liabilities                         575,503            35,590                --                611,093
                                              ----------------------------------------------------------------------------
    Total current liabilities                           867,670         1,205,898         2,527,500              4,601,068
    Capital lease obligation                                              101,267                --                101,267
    Deferred income tax                                      --                                  --
                                              ----------------------------------------------------------------------------
    Total liabilities                                   867,670         1,307,165         2,527,500              4,702,335
    Stockholders' equity:
      Common Stock                                        4,065            20,495             2,004  (l)             6,087
                                                                               --           (20,495) (m)
                                                                               --                18  (n)
      Treasury Stock                                                     (243,696)          243,696  (o)
      Additional paid-In capital                     15,104,648         4,595,413        48,714,713  (p)        63,819,361
                                                                               --        (4,595,413) (q)
      Note receivable from stockholder                                         --
      Unearned stock compensation                      (133,000)       (4,250,925)        4,250,925  (r)          (133,000)
      Retained earnings (deficit)                    (1,955,654)          694,185          (694,185) (s)        (1,955,654)
                                              ----------------------------------------------------------------------------
    Total stockholders' equity                       13,020,059           815,472        47,901,263             61,736,794
                                              ----------------------------------------------------------------------------
Total liabilities and stockholders' equity          $13,887,729        $2,122,637       $50,428,763            $66,439,129
                                              ============================================================================




See notes to unaudited pro forma condensed consolidated balance sheet.

                                PERFICIENT, INC.
        NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

The following pro forma adjustments to the unaudited condensed consolidated balance sheet assume the merger had been consummated on March 31, 2000.

The Compete, Inc. acquisition will be accounted for using the purchase method. The cost of the acquisition will be allocated to the fair value of the assets acquired as of the Effective Date, May 1, 2000, based upon valuations which are not yet complete. Accordingly, the allocations of the purchase price may change upon final analysis of the valuation.

Following are the pro forma adjustments referenced in the unaudited condensed consolidated balance sheet:

The estimated acquisition purchase price and preliminary allocations are as follows.


                                                                                             Compete *
                                                                                         -----------------
       Purchase price of acquisition                                                           $55,277,185
                                                                                         =================

       Net equity of the Acquisition at March 31, 2000
       (book value of net assets):
            Common Stock                                                                       $    20,495  (m)
            Additional paid in capital                                                           4,595,413  (q)
            Note receivable from stockholder                                                            --
            Unearned stock compensation                                                         (4,250,925) (r)
            Treasury stock                                                                        (243,696) (o)
            Retained earnings                                                                      694,185  (s)
                                                                                         -----------------
                                                                                                   815,472
       Eliminate intangible assets previously recorded by:
            Goodwill                                                                               (90,000) (g)
            Accumulated amortization                                                                42,500  (i)

       Adjustments to record assets at fair value:
            Fixed assets                                                                          (331,629) (d)
            Accumulated depreciation                                                               331,629  (e)
            Goodwill                                                                            54,461,713  (f)
                                                                                                    47,500  (h)
                                                                                         -----------------
                                                                                               $55,277,185
                                                                                         =================
Record cash, note payable and stock for acquisitions:
       Cash                                                                                    $ 3,500,000  (a)
       Cash (Broker fee)                                                                           332,950  (b)
       Cash (estimated transaction costs)                                                          200,000  (c)
       Short term borrowings                                                                     2,419,690  (j)
       Imputed interest payable **                                                                 107,810  (k)
       Additional paid in capital                                                               48,714,713  (p)
       Common Stock issued to shareholders of acquisitions                                           2,004  (l)
       Common Stock issued to brokers                                                                   18  (n)
                                                                                         -----------------
                                                                                               $55,277,185
                                                                                         =================




* The references in this column correspond to references on the Unaudited Condensed Consolidated Balance Sheet
** The note payable to Compete shareholders is non-interest bearing, interest is imputed using the Company's cost of capital (8.75% as of March 31, 2000.)

                                            PERFICIENT, INC.
                         UNAUDITED PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
                                For the three months ended March 31, 2000



                                                 Perficient, Inc.      Compete, Inc.      Adjustments           Pro Forma
                                                ------------------   ----------------   ----------------     ----------------
Statement of Operations Data:
Consulting revenues                                     $1,820,689         $2,223,063        $        --          $ 4,043,752
Cost of consulting revenues                                937,829          1,075,844                 --            2,013,673
                                                ------------------   ----------------   ----------------     ----------------
Gross margin                                               882,860          1,147,219                  0            2,030,079

Selling, general and administrative                      1,358,440            747,356                               2,105,796
Stock compensation                                          19,000            342,488           (342,488) (a)          19,000
Intangibles amortization                                   194,362              7,500          4,533,450  (b)
                                                                                                  (7,500) (c)       4,727,812
                                                ------------------   ----------------   ----------------     ----------------
Income (loss) from operations                             (688,942)            49,875         (4,183,462)          (4,822,530)

Acquisition related expenses                                     0           (228,913)                               (228,913)
Interest income (expense)                                  110,093            (13,399)                                 96,694
Income (loss) before income taxes                         (578,849)          (192,437)        (4,183,462)          (4,954,749)

Provision (benefit) for income taxes                             0                  0                 --                    0
                                                ------------------   ----------------   ----------------     ----------------
Net Income (loss)                                       $ (578,849)        $ (192,437)       $(4,183,462)         $(4,954,749)
                                                ==================   ================   ================     ================

See notes to unaudited pro forma condensed consolidated statement of operations.

Supplemental Data:
Net income (loss) per share:
  Basic and diluted (1)                                 $    (0.15)        $    (0.07)               na           $     (0.83)
                                                ==================   ================   ================     ================

Shares used in computing net
  income (loss) per share (2)                            3,931,714          2,634,668                 na            5,953,641
                                                ==================   ================   ================     ================
Diluted supplemental weighted average
  shares outstanding                                            --                 na                 na            6,926,296
                                                ==================   ================   ================     ================

Supplemental Data:
Net Income (Loss) as reported                           $ (578,849)        $ (192,437)       $(4,183,462)         $(4,954,749)
Non-cash and acquisition related charges (3)               233,916            614,459          4,183,462            5,031,837
Provision (benefit) for income taxes (4)                         0                  0                  0               28,523
                                                ------------------   ----------------   ----------------     ----------------
Supplemental net income before non-cash
charges                                                 $ (344,933)        $  422,022        $        (0)         $    48,566
                                                ==================   ================   ================     ================
Supplemental net income before non-cash
charges per share - basic                               $    (0.09)        $     0.16                 na          $      0.01
                                                ==================   ================   ================     ================

                                                 5


                                                ==================   ================   ================     ================
Supplemental net income before non-cash
charges per share - diluted                                   $ --                 na                 na                $0.01
                                                ==================   ================   ================     ================




(1) The computation of net loss and diluted supplemental net loss per share excludes Perficient Common Stock issuable upon exercise of certain employee stock options, as their effect is antidilutive.

(2) Pro Forma diluted supplemental shares outstanding include estimate of 1,100,000 shares for contingent consideration issuable to certain selling shareholders under the terms of the merger agreements.

(3) Non-cash charges include stock compensation, amortization of intangible assets, including Goodwill, depreciation expense and acquisition related expenses.

(4) Supplemental net income and supplemental income per share data include a tax provision at an assumed effective rate of 37% for all periods presented.

This information is not necessarily indicative of the results we would have obtained had we owned and operated these businesses as of the beginning of the period discussed. We have based these supplemental adjustments on estimates, available information we deem appropriate.

                                 PERFICIENT, INC.
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     For the three months ended March 31, 2000


The accompanying Unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 2000 reflect the pro forma adjustments described below as if the acquisition occurred on January 1, 2000. The Unaudited Pro Forma Condensed Consolidated Statements of Operations combine the historical results of operations of Perficient with those of Compete. The statements reflect the following adjustments:



       (a) Represents elimination of Stock Compensation expense due to elimination of Unearned stock
       compensation                                                                                         $  (342,488)

       (b) Represents Goodwill amortization associated with the Compete Acquisition using an assumed amortization period of 3 years and using a $20.00/share fair market value of Perficient stock.
       The calculation of Goodwill is as follows:

            Component of purchase price for Compete, Inc.
                Cash                                                                                        $ 3,500,000
                Note                                                                                          2,527,500
                Stock (2,003,866 shares)                                                                     40,077,320
                Assumption of Existing Stock Option Plan*                                                     8,278,249
                Transaction Broker Fees:                                                                        694,116
                Estimated acquisition costs (Legal, accounting, etc.)                                           200,000
                                                                                                     ------------------
            Total purchase price                                                                             55,277,185

                Less: Net assets of Compete, Inc.                                                              (767,972)
                Less: Imputed interest on Note payable to Compete shareholders                                 (107,810)
                                                                                                     ------------------
            Total Goodwill                                                                                   54,401,403
                                                                                                     ------------------

            Goodwill amortization (using 3 year amortization period)                                        $ 4,533,450
                                                                                                     ==================

            * Includes the assumption of current outstanding options of Compete. The cost is measured by the difference in the aggregate exercise price of all unvested and vested options and using a fair market value of $20.00/share price of Perficient stock.


       (c) Represents reversal of Goodwill amortization expense by Compete, Inc. related to
       Goodwill eliminated by Perficient in conjunction with the acquisition:


            Reversal of Goodwill amortization expense                                                       $    (7,500)
                                                                                                     ==================



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             PERFICIENT, INC.


Dated:  July 20, 2000                        By: /s/ John A. Hinners
                                                 ----------------------------
                                             Name:    John A. Hinners
                                             Title:   Chief Financial Officer